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                                                                    EXHIBIT 10.4


                                      AGREEMENT


    This Agreement ("Agreement") is made as of April 30, 1997, by and among:

         METROMEDIA COMPANY, a Delaware general partnership with offices at One Meadowlands Plaza, East Rutherford, New Jersey 07073 ("Metromedia");

         STUART SUBOTNICK, residing at 425 East 58th Street, New York, New York 10022 ("Subotnick");

         ARNOLD WADLER, residing at 85 School Road East, Marlboro, New Jersey 07746 ("Wadler");

         SILVIA KESSEL, residing at 160 West 66th Street, New York, New York 10023 ("Kessel");

         STEPHEN A. GAROFALO, residing at 10 Red Ground Road, Old
         Westbury, New York 11568 ("Garofalo"); and

         NATIONAL FIBER NETWORK, INC., a Delaware corporation with offices at 60 Hudson Street, New York, New York 10013 ("NFN").

                                 W I T N E S S E T H:

    WHEREAS, Metromedia, Subotnick, Wadler and Kessel (each a "Buyer" and collectively "Buyers") desire to purchase, and NFN desires to sell to the Buyers, the Buyers' Shares (as such term is hereinafter defined), for the consideration and on the terms set forth in this Agreement; and

    WHEREAS, Metromedia, NFN and Garofalo desire to enter into certain agreements and arrangements in connection with the purchase of the Buyers' Shares;

    NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto agree as follows:

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    1.   DEFINITIONS

    For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

    "AMENDED AND RESTATED NOTE" -- the amended and restated promissory note issued by NFN to Metromedia dated March 6, 1997.

    "APPLICABLE CONTRACT" -- any Contract (a) under which a Company has or may acquire any rights, (b) under which a Company has or may become subject to any obligation or liability, (c) by which a Company or any of the assets owned or used by it is or may become bound, including, but not limited to, any such Contract referred to in (a), (b) or (c) above which is related to or affects the System.

    "1996 BALANCE SHEET" -- as defined in Section 3.4.

    "BREACH" -- a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any material inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any true and valid claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

    "BUYERS" -- Metromedia, Subotnick, Wadler and Kessel.

    "BUYERS' SHARES" -- an aggregate of 8,403.325 shares of Series B Preferred Stock, it being understood that if such shares were converted in full immediately following the Closing, the holders thereof would receive upon such conversion that number of shares of Common Stock as shall equal 24.528% of the sum of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion) plus the number of shares of Common Stock then issuable pursuant to warrants and options then outstanding (such sum being hereinafter referred to as the "Fully-Diluted Common Stock"). If, for any reason, the sum of the number of shares of Common Stock issued and outstanding plus the number of shares of Common Stock issuable pursuant to warrants and options, in each case outstanding immediately prior to the Closing, exceeds 25,856,808, the number of Buyers' Shares shall be adjusted such that the number of shares of Common Stock that the holders of the Buyers' Shares would receive upon conversion in full of all Buyers' Shares shall equal 24.528% of the Fully-Diluted Common Stock.

    "CLOSING" -- as defined in Section 2.2.

    "CLOSING DATE" -- the date and time as of which the Closing actually takes place.

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    "COMMON STOCK" -- the common stock, $.01 par value per share, of NFN as the same is constituted from time to time.

    "COMPANY" and "COMPANIES" -- respectively, NFN or its Subsidiaries, individually, and NFN and its Subsidiaries, collectively.

    "CONSENT" -- any approval, consent, ratification, waiver, or other authorization (including, but not limited to, any Governmental Authorization).

    "CONTEMPLATED TRANSACTIONS" -- all of the transactions contemplated by and/or in connection with this Agreement, including:

    (a) the authorization, issuance, sale and delivery of the Buyers' Shares by NFN to Buyers;

    (b) the performance by Buyers and NFN of their respective covenants and obligations under this Agreement;

    (c)  Buyers' acquisition and ownership of the Buyers' Shares;

    (d) The understandings, agreements and arrangements with respect to governance, voting, registration rights and other matters set forth in this Agreement.

    "CONTRACT" -- any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding at the time of execution thereof (if applicable, or at any time thereafter).

    "DAMAGES" -- as defined in Section 6.2 and 6.3.

    "DISCLOSURE LETTER" -- stall mean the letter which shall be delivered by NFN to the Buyers on the date of execution of this Agreement as modified by the letter, if any, delivered by NFN to Buyers on the Closing Date, providing the information and disclosure as provided in Article "3" hereof.

    "DOITT" -- the New York City Department of Information, Technology and Telecommunication.

    "ENCUMBRANCE" -- any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer (other than restrictions imposed by applicable federal or state securities laws), receipt of income, or exercise of any other attribute of ownership.

    "ENVIRONMENT" -- soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and

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wetlands), groundwaters, drinking water supply, stream sediments, ambient air
(including indoor air), plant and animal life, and any other environmental medium or natural resource.

    "ENVIRONMENTAL, HEALTH, AND SAFETY LIABILITIES" -- any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to:

    (a) any environmental, health, or safety matters or conditions (including, but not limited to, on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

    (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law:

    (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or

    (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Heath Law. The terms "removal," "remedial," and "response action," include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., as amended ("CERCLA").

    "ENVIRONMENTAL LAW" -- any Legal Requirement that requires or relates to:

    (a) advising and/or notifying appropriate authorities, employees, and the public of any intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could impact on the Environment;

    (b) preventing or reducing the release of pollutants or hazardous substances or materials into the Environment;

    (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;


                                          4
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    (d)  assuring that products are designed, formulated, packaged, and used so that they do not present risks to health or the Environment when used or disposed of;

    (e)  protecting resources, species, or ecological amenities;

    (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;

    (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

    (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

    "ERISA" -- the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and any regulations and rules issued thereunder.

    "EXECUTIVE EMPLOYMENT AGREEMENTS" -- the agreement between NFN and Garofalo, employing Garofalo as chief executive officer and chairman of the board of directors of NFN, and the agreement between NFN and Howard Finkelstein ("Finkelstein"), employing Finkelstein as chief operating officer and president of NFN to be effective as of the Closing Date (as defined herein), which agreements are substantially in the form annexed to the disclosure letter.

    "FACILITIES" -- any real property, leaseholds, easements, right of ways, licenses or other interests currently or formerly owned or operated by the Companies and any and all improvements, buildings, plants, structures, supplies or equipment (including, but not limited to, fiber optic cable, telecommunications equipment, motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by the Companies, including property, leaseholds, easements, right of ways, licenses or other interests and buildings, plants, structures or equipment used in or related to the System.

    "FCRC" -- the Franchise and Concession Review Committee of the City of New York.

    "FRANCHISE AGREEMENT" -- that certain Franchise Agreement between the City of New York and NFN dated December 20, 1993 and all amendments thereto.

    "GAAP" -- United States generally accepted accounting principles.

    "GOVERNMENTAL AUTHORIZATION" -- any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement,

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including, but not limited to, the Franchise Agreement and the Hart-Scott-Rodino
Antitrust Improvements Act of 1976, as amended.

    "GOVERNMENTAL BODY" -- any:

    (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

    (b)  federal, state, local, municipal, foreign, or other government;

    (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

    (d)  multi-national organization or body; or


    (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

    "HAZARDOUS ACTIVITY" -- the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of any of the Facilities or any Company.

    "HAZARDOUS MATERIALS" -- any waste materials, chemicals or other substances that are listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law or that could result in the imposition of liabilities under any Environmental Law, including, but not limited to, any admixture or solution thereof, and specifically including petroleum (including crude oil or any fraction thereof) and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

    "INTELLECTUAL PROPERTY ASSETS" -- as defined in Section 3.19.

    "IRC" -- the Internal Revenue Code of 1986, as amended, or any successor law, and any rules or regulations thereunder.

    "IRS" -- the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

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    "KNOWLEDGE" -- an individual will be deemed to have "Knowledge" of a particular fact or other matter if (i) such individual is actually aware of such fact or other matter; or (ii) if such individual upon the exercise of due inquiry would be expected to be aware of such fact or matter.

    A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, executive, manager, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or matter. Notwithstanding the foregoing, the parties agree that the Knowledge of Finkelstein shall not be imputed to any of the parties hereto.

    "LEGAL REQUIREMENT" -- any federal, state, local, municipal, foreign, international, multinational, Order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

    "NFN" -- as defined in the first paragraph of this Agreement.

    "OCCUPATIONAL SAFETY AND HEALTH LAW" -- any Legal Requirement which are designed to or in any way otherwise provide for a safe and healthy working conditions and (ii) the reduction or amelioration of occupational safety and health hazards, and any program, whether governmental or private (including, but not limited to, those promulgated or sponsored by industry associations and insurance companies), designed to or in any other way provide for safe and healthy working conditions.

    "ORDER" -- any award, decision, injunction, writ, judgment, order, stipulation, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

    "ORDINARY COURSE OF BUSINESS" -- an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

    (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

    (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person; and

    (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

    "ORGANIZATIONAL DOCUMENTS" -- (a) the articles or certificate of incorporation (or similar organizational documents) and the bylaws (or similar document) of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating agreement and certificate of formation of a limited liability company;
(e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

    "PERSON" -- any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

    "PREFERRED STOCK" -- the preferred stock of NFN, par value $.01 per share.

    "PROCEEDING" -- any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

    "RELATED PERSON" -- with respect to a particular individual:

    (a)  each other member of such individual's Family;

    (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

    (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

    (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, member, executor, or trustee (or in a similar capacity).

    With respect to a specified Person other than an individual:


    (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

    (b)  any Person that holds a Material Interest in such specified Person;

    (c) each Person that serves as a director, officer, partner, member, executor, or trustee of such specified Person (or in a similar capacity);

    (d)  any Person in which such specified Person holds a Material Interest;

    (e) any Person with respect to which such specified Person serves as a partner, manager or a trustee (or in a similar capacity); and

    (f)  any Related Person of any individual described in clause (b) or (c).

For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, and (iii) any other natural person who resides with such individual, other than a natural person employed by or rendering services for consideration to such individual or his/her family and
(b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5 % of the outstanding equity securities or equity interests in a Person.

    "RELEASE" -- any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

    "REPRESENTATIVE" -- with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, or other representative of such Person, including, but not limited to, legal counsel, accountants, and financial advisors.

    "SECURITIES ACT" -- the Securities Act of 1933, as amended, or any successor law, and any regulations and rules thereunder.

    "SERIES A PREFERRED STOCK" -- the 150,000 shares of Series A Convertible Preferred Stock of NFN, par value $0.01 per share.

    "SERIES B PREFERRED STOCK" -- the 8,403.325 shares of Series B Convertible Preferred Stock of NFN, par value $0.01 per share.

    "STERLING NOTE" -- The promissory note made by NFN to Sterling Capital LLC under date of September 24, 1996, in the principal amount of $550,000.

    "SUBSIDIARY" -- with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect (either directly or indirectly) a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct (either directly or indirectly) the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries. When used without reference to a particular Person, "Subsidiary" means a Subsidiary of NFN.

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    "SYSTEM" -- the telecommunications system which has been and will be constructed, installed, operated and/or maintained by the Company, including any and all real property and interests in real property, all tangible and intangible personal property, buildings, improvements, offices, furniture, customer lists, cables, wires, optical fibers, amplifiers and all other electronic devices, equipment, supplies, plans, drawings, tools and facilities used in connection therewith and all rights, contracts, agreements and understandings with regard to any matter related thereto.

    "TAX" -- any tax however denominated, including any interest, penalties or other additions to tax that may be payable in respect thereof, imposed by any Governmental Body, including, without limitation, all income or profit taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and any other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, required to be paid, withheld or collected.

    "TAX RETURN" -- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

    "THREAT OF RELEASE" -- a likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

    "US ONE" -- US One Communications of New York, Inc.

    "US ONE LEASE" -- the Agreement for the Provision of a Fiber Optic transmission Network dated April 16, 1996 between NFN and US One Communications of New York, Inc.

    "US ONE LOAN AGREEMENT" -- the agreement entitled "Amended and Restated Master Agreement" between NFN and US One Communications Corp. dated as of April 16, 1996.

    2.   SALE AND TRANSFER OF SERIES B PREFERRED STOCK; CLOSING

    2.1  PURCHASE PRICE

    The aggregate purchase price for all of the Buyers' Shares is $32,500,000 ("Aggregate Purchase Price") at a per share price of $3,867.516727 per share (the "Per

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Share Price").  Each Buyer shall pay a proportionate share of the Aggregate
Purchase Price based upon the product of the number of Buyers' Shares purchased by each such Buyer multiplied by the Per Share Price. The Buyers shall advise NFN prior to the Closing Date of the number of Buyers' Shares which shall be purchased by each Buyer at the Closing.

    2.2  CLOSING

    The closing with respect to the purchase and sale of the Buyers' Shares ("Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 at 8:30 a.m. on April 30, 1997.

    2.3  CLOSING OBLIGATIONS


    (a)  At the Closing, NFN will deliver to the Buyer:

         (i) a certificate registered in the name of each Buyer for the number of Buyers' Shares as shall be designated by joint notice from the Buyers to NFN.

         (ii) The opinion of counsel to NFN dated as of the Closing Date substantially in the form annexed hereto as schedule 2.3(a);

         (iii) An amendment to the US One Lease and the US One Loan Agreement which in substance will provide (a) upon the funding of an equity investment in NFN for a minimum of $32,500,000, US One shall prepay to NFN additional lease payments, and reimburse NFN for construction costs, aggregating $3,530,000, which payments shall be made and satisfied by the simultaneous delivery and exchange of the following: (x) US One shall deliver to NFN that certain promissory note (the "Note") from NFN to US One in the principal amount of $4,900,000 marked "Canceled," and shall deliver and release all security instruments pledged or filed with respect thereto, and (y) NFN shall pay to US One $1,370,000 in cash, and (b) a modification of the scope of the buildout of the NFN Network to eliminate the requirement to build 207 Route Miles (as defined in the US One Loan Agreement) into Westchester, Nassau and Suffolk counties and a modification of the lease payments corresponding thereto;

         (iv) evidence of the approval of the FCRC under the terms of the Franchise Agreement granting permission for the Buyers' ownership of an aggregate of 24.528% of the Common Stock of NFN without conditions materially adverse to the Buyers;

         (v) evidence of the redemption of 150,000 shares of Series A Preferred Stock;

         (vi) documentary evidence of the payment of the Sterling Note and the delivery and release of all security instruments pledged or filed with respect thereto; and

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         (vii)   an estoppel certificate executed by each officer and director of NFN in form and substance reasonably acceptable to Buyers.

    (b) At the Closing each of the Buyers will deliver to NFN the purchase price for their respective Buyers' Shares which purchase price shall equal the product of the number of shares purchased by each such Buyer multiplied by the Per Share Price.

         (i)     Metromedia (x) shall pay to NFN by wire transfer to one or more accounts specified by NFN, the purchase price for its Buyers' Shares less the outstanding principal balance and accrued interest due under the Amended and
Restated Note;      (y) shall deliver to NFN the Amended and Restated Note with an acknowledgment that such note has been satisfied; and (z) shall deliver to NFN the collateral which was pledged by NFN as security for the performance of the Amended and Restated Note;

         (ii) Subotnick shall pay to NFN the purchase price for his Buyers' Shares by wire transfer to the account designated by NFN;

         (iii) Wadler shall pay to NFN the purchase price for his Buyers' Shares by wire transfer to the account designated by NFN;

         (iv) Kessel shall pay to NFN the purchase price for her Buyers' Shares by wire transfer to the account designated by NFN.

    3.   REPRESENTATIONS AND WARRANTIES OF NFN

    NFN represents and warrants to Buyers as follows:

    3.1  ORGANIZATION AND GOOD STANDING

    NFN is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Applicable Contracts. NFN and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. NFN does not own, directly or indirectly, any interest in or control, directly or indirectly, any other corporation, company, business trust, partnership, limited partnership, limited liability company, joint venture, or other entity or association other than (i) National Fiber Network of New Jersey Inc., a New Jersey corporation of which NFN owns 100% of the issued and outstanding capital stock; and (ii) Local Fiber, L.L.C., a New York limited liability company of which NFN owns a 10% equity interest.

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    3.2  AUTHORITY; NO CONFLICT

    Neither the execution and delivery by NFN of this Agreement nor the consummation or performance by NFN of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of any Company, (B) any resolution adopted by the board of directors or the stockholders of any Company, (C) any Order, (D) any Legal Requirement or (D) any Applicable Contract.

    3.3  CAPITALIZATION

    The authorized equity securities of NFN consist of (i) 60,000,000 shares of Common Stock, par value $.01 per share; and (ii) 2,000,000 shares of Preferred Stock, par value $.01 per share. Immediately following the Closing, 18,865,758 shares of Common Stock and 8,403.325 shares of Series B Preferred Stock will be issued and outstanding. Upon their purchase as contemplated hereunder, the Buyers' Shares will be duly authorized, validly issued, fully paid and non-assessable. Other than any Encumbrance arising out of any act of any Buyer, at the time of issuance and sale by NFN, all of Buyers' Shares will be free and clear of all Encumbrances. All of the outstanding equity securities and other securities of each Subsidiary are owned of record and beneficially by NFN, free and clear of all Encumbrances except as set forth in Part 3.3 of the Disclosure Letter. All of the outstanding equity securities of each Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Part 3.3 of the Disclosure Letter (as defined herein), immediately following the Closing there will be no outstanding options, warrants, convertible securities (with the exception of Buyers' Shares), other rights to purchase, or rights to convert any obligation or other instrument into Common Stock or other Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of any Company. None of the outstanding equity securities or other securities of any Company was issued in violation of or will breach (or with the lapse of time, cause to be breached) the Securities Act, any Contract, any Organizational Document, or any other Legal Requirement. Except as disclosed in Part 3.3 of the Disclosure Letter, no Company owns, or has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

    3.4  FINANCIAL STATEMENTS

    NFN has delivered to Buyers the audited consolidated balance sheet of the Companies as of September 30, 1996 and the related consolidated statements of income, changes in stockholders' equity, and cash flow for the nine month period then ended and a draft of the consolidated balance sheet of the Companies as of December 31, 1996 and the related drafts of consolidated statements of income, changes in stockholders' equity and cash flow for the twelve month period then ended (collectively, the "1996 Balance Sheet"). Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the

Companies as at the date of and for the period referred to in such financial statements, all in accordance with GAAP; the financial statement referred to in this Section 3.4 reflects the consistent application of such accounting principles throughout the periods involved. No financial statements of any Person other than the Companies are required by GAAP to be included in the consolidated financial statements of NFN.

    3.5  BOOKS AND RECORDS

    The books of account, minute books, stock record books, and other records of the Companies are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of NFN contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Companies, and no meeting of any such stockholders, Board of Directors, or committees has been held for which minutes have not been prepared and are not contained in such minute books and which books and records are in the possession of NFN.

    3.6  CONDITION AND SUFFICIENCY OF ASSETS

    The System and all other plants, improvements, structures, supplies, tools, drawings, plans and equipment of each Company are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and for which they are intended, and no part of the System or such other plants, improvements, structures, supplies, tools, drawings, plans and equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The System and all other plants, improvements, structures, supplies, tools, drawings, plans and equipment of each Company are sufficient for the continued conduct of the Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

    3.7  ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

    All accounts receivable and accounts payable of each Company that are reflected on the 1996 Balance Sheet or are reflected in the Companies' books and records as of the Closing Date ( the "Accounts Receivable" and the "Accounts Payable", respectively) represent or will with only the passage of time represent valid obligations arising from, respectively, sales and purchases actually made or services actually performed or received in the Ordinary Course of Business. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the 1996 Balance Sheet or on the Companies' books and records as of the Closing Date.

    3.8  NO UNDISCLOSED LIABILITIES

    Except as set forth in Part 3.8 of the Disclosure Letter, no Company has any liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the 1996 Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the date thereof.

    3.9  TAXES

    (a) Except as set forth in Part 3.9 of the Disclosure Letter, NFN has filed or caused to be filed all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements.

    (b) None of the United States federal and state Tax Returns of any Company subject to such Taxes has been audited or threatened to be audited by the IRS or any relevant state or local tax authorities (and none of the companies has reason to believe that any such audit may be requested) or are closed by the applicable statute of limitations for all taxable years through 1996.

    3.10 COMPLIANCE WITH LEGAL REQUIREMENTS;
         GOVERNMENTAL AUTHORIZATIONS

    (a)  Except as set forth in Part 3.10 of the Disclosure Letter:

         (i) NFN has been in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, including, but not limited to, the System;

         (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by any Company of. or a failure on the part of any Company to comply with, any
Legal Requirement, or   (B) may give rise to any obligation on the part of any
Company to undertake, or to bear all or any portion of the cost, expense or liability of or for, any remedial action of any nature, including, but not limited to, any action with respect to the System; and

         (iii) No Company has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of any Company to undertake, or to bear all or any portion of the cost, expense or responsibility of, any remedial action of any nature, including, without limitation, any action with respect to the System.

    3.11 LEGAL PROCEEDINGS; ORDERS

    (a) Except as set forth in Part 3.11 of the Disclosure Letter, there is no pending and/or threatened Proceeding:

         (i) that has been commenced by or against any Company or that otherwise relates to or may affect the business or prospects of, or any of the assets, including the System, owned or used by, any Company or to which any Company has any rights whatsoever; or

         (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Knowledge of NFN, (1) no such Proceeding has been threatened, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

    3.12 ABSENCE OF CERTAIN CHANGES AND EVENTS

    Except as set forth in Part 3.12 of the Disclosure Letter, since the date of the 1996 Balance Sheet, the Companies have conducted their businesses only in the Ordinary Course of Business and there has not been any:

    (a) change in any Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of any Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by any Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

    (b) amendment or modification to the Organizational Documents of any Company;

    (c) payment or increase by any Company of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

    (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any Company;

    (e) damage to or destruction or loss of any asset or property of any Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of any Company;

    (f) damage to or destruction or loss of all or any portion of the System, whether or not covered by insurance,

    (g) termination of, or receipt of notice of termination of, or receipt of notice of default under and/or any breach of renegotiation or receipt of notice of renegotiation of any of the terms of the Franchise Agreement or any threatened action (whether oral or written) with respect to any potential termination, default, breach or renegotiation of any of the terms of the Franchise Agreement, and NFN has no reason to believe that any such action is likely and/or imminent;

    (h) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset (including, but not limited to, any portion of the System and/or any Contract) or property of any Company or mortgage, pledge, or imposition of any lien or other encumbrance on any asset or property of any Company, including the System;

    (i)  material change in the accounting methods used by any Company; or

    (j) agreement, whether oral or written, by any Company to do any of the foregoing.

    3.13 CONTRACTS; NO DEFAULTS

    (a) NFN has delivered or made available to Buyers true and complete copies, of:

         (i) each Applicable Contract that involves performance of services or delivery of goods or materials by one or more Companies of an amount or value in excess of $50,000;

         (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to one or more Companies of an amount or value in excess of $50,000;

         (iii) each Applicable Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of one or more Companies in excess of $50,000;

         (iv) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of revenues, profits, losses, costs, or liabilities by any Company with any other Person;

         (v) each Applicable Contract containing covenants that in any way purport to restrict the business activity of any Company or any Affiliate of a Company or limit the freedom of any Company or any Affiliate of any Company to engage in any line of business, to compete with any Person, to issue securities or to transfer, sell or otherwise dispose of any equity securities or any material assets;

         (vi) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by any Company other than in the Ordinary Course of Business; and

         (vii) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

    (b) Except as set forth in Part 3.14(b) of the Disclosure Letter, no officer or director, no agent, employee, consultant, or contractor of any Company is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of any Company, or (B) assign to any Company or to any other Person any rights to any invention, improvement, or discovery;

    (c) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid by or payable to any Company under current or completed Contracts (including, but not limited to, the Franchise Agreement) with any Person and to the Knowledge of NFN, no such Person has made written demand for such renegotiation; and

    (d) The Contracts relating to the sale, design, manufacture, or provision of products or services (including the design, construction, maintenance and operation of the System) by the Companies have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

    3.14 INSURANCE

    (a) Part 3.14 of the Disclosure Letter is a certificate of insurance which lists and describes all policies of insurance to which any Company is a party or under which any Company, or any director of any Company, is or has been covered at any time within the 12 months preceding the date of this Agreement.

    3.15 ENVIRONMENTAL MATTERS

    Except as set forth in part 3.15 of the Disclosure Letter:

    (a) Each Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law. No Company has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held to be responsible received, any actual or threatened

Order, notice, or other communication (written or oral) from (i) any Governmental Body or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any Facilities, or the System, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets.(whether real, personal, or mixed) in which any Company has had an interest, including, but not limited to, the System, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by any Company, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

    (b) There are no pending or, to the Knowledge of NFN, threatened claims, Encumbrances, or other restrictions of any nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which any Company has or had an interest, including the System.

    (c) No Company has Knowledge or any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication (written or oral) that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which any Company had an interest, including the System, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by any Company, or any other Person for whose conduct they are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

    (d) There has been no Release or, to the Knowledge of any of the Companies, threatened Release, of any Hazardous Materials at or from the Facilities or at any other locations where any Hazardous Materials are generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which any Company has or had an interest, including the System, or to the Knowledge of NFN any adjoining property, whether by any Company, or any other Person.

    3.16 EMPLOYEES

    (a) Part 3.16 of the Disclosure Letter sets forth information regarding each executive or managerial employee of NFN, including such employee's name; job title and current compensation;

    (b) No employee or director of any Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his duties as an employee or director of the Companies, or (ii) the ability of any Company to conduct its business, including any Proprietary Rights Agreement with the Companies by any such employee or director. To NFN's Knowledge, no director, officer, or other key employee of any Company intends to terminate his employment with such Company.

    3.17 LABOR RELATIONS; COMPLIANCE

    The Company is not a party to any collective bargaining or other labor Contract. There has not been, there is not presently pending or existing, and to any Company's Knowledge there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any material Proceeding against or affecting any Company relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Governmental Body, organizational activity, or other labor or employment dispute against or affecting any of the Companies, their premises and/or any of the Facilities, or (c) any application for certification of a collective bargaining agent. To NFN's Knowledge, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by any Company, and no such action is contemplated by any Company. Each Company has complied in all respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. No Company is liable for the payment of any material compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

    3.18 INTELLECTUAL PROPERTY

    (a) As used in this Agreement, the term "Intellectual Property Assets" includes:

         (i) NFN's name, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

         (ii) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents");

         (iii) all copyrights in both published works and unpublished works (collectively, "Copyrights");

         (iv)    all rights in mask works (collectively, "Rights in Mask
Works"); and

         (v) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets") owned, used, or licensed by any Company as licensee or licensor.

    (b) There are no Contracts relating to the Intellectual Property Assets to which NFN is a party or by which NFN is bound. There are no outstanding and, to NFN's Knowledge, no threatened disputes or disagreements with respect to any such agreement.

    (c) There are no Contracts and/or claims relating to any patent, and to NFN's Knowledge, the construction, maintenance and operation of the System does not infringe upon any Person's Patent or any other proprietary right of any Person.

    (d)  TRADEMARKS

         (i) To NFN's Knowledge, there is no potentially interfering trademark or trademark application of any third party.

    (e)  TRADE SECRETS

         (i) With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

         (ii) The Companies have taken all reasonable precautions to protect the secrecy, confidentiality, and value of their Trade Secrets.

         (iii) One or more of the Companies has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to NFN's Knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other than one or more of the Companies) or to the detriment of the Companies. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

    3.19 CERTAIN PAYMENTS

    No Company or director, officer, agent, or employee of any Company, any other Person associated with or acting for or on behalf of any Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Company or any Affiliate of a Company, or (iv) in violation of any Legal Requirement, or (b) established or maintained any or asset that has not been recorded in the books and records of the Companies.

    3.20 DISCLOSURE

    (a) No representation or warranty of NFN in this Agreement or statement or disclosure in the Disclosure Letter contains any misrepresentation of any material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

    3.21 BROKERS OR FINDERS

    NFN has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Buyer harmless from any such payment alleged to be payable by Buyer as the result of the action of NFN or its officers or agents.

    3.22 AFFILIATE TRANSACTIONS

    All material transactions between NFN and a Related Person of NFN (other than a wholly owned Subsidiary of NFN) ("Affiliate Transactions") between January 1, 1995 and December 31, 1996 are disclosed in (i) the audited consolidated financial statements of NFN as of and for the year ended December 31, 1995, (ii) the audited consolidated financial statements of NFN as of and for the nine months ended September 30, 1996, (iii) the draft consolidated financial statements of NFN as of and for the twelve months ended December 31, 1996, or (iv) the Disclosure Letter. Since December 31, 1996, NFN has not consummated any Affiliate Transactions other than on an arm's-length basis, except as set forth in the Disclosure Letter.

    4.   REPRESENTATIONS AND WARRANTIES OF BUYERS

    Buyers represent and warrant to NFN as follows:

    4.1  ORGANIZATION AND GOOD STANDING OF METROMEDIA

    Metromedia is a general partnership duly organized, and validly existing, under the laws of the State of Delaware.

    4.2  AUTHORITY; NO CONFLICT

    (a) This Agreement constitutes the legal, valid, and binding obligation of Each Buyer, enforceable against each Buyer in accordance with its respective terms. Each Buyer has the authority to execute and deliver this Agreement to perform their obligations under this Agreement.

    (b) Neither the execution and delivery of this Agreement Buyer nor the consummation or performance of any of the Contemplated Transactions by any Buyer in accordance with the terms of this Agreement will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

         (i)     any provision of Metromedia's Organizational Documents;

         (ii) any material Legal Requirement or Order to which any Buyer is subject; or

         (iii) any material Contract to which any Buyer is a party or by which any Buyer is bound.

    No Buyer is, and will not be, required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions pursuant to any Legal Requirement or Order to which any Buyer is subject or any Contract to which any Buyer is a party or by which any Buyer is bound.

    4.3  INVESTMENT INTENT, ETC.

    (a) "Buyers Shares", for the purposes of this Section 4.3, shall include 8,403.325 shares of Series B Preferred Stock and the shares of Common Stock issuable upon conversion thereof. Each Buyer is acquiring their respective Buyers' Shares for their own account and not with a view to their distribution within the meaning of Section 2(l1) of the Securities Act. Each Buyer hereby acknowledges and agrees that Buyers' Shares will not be registered under the Securities Act or any state securities or "blue sky" laws and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder and such state securities or "blue sky" laws. Buyer is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

    (b) Each Buyer understands that the Company has no obligation to register the Buyers' Shares under the Securities Act or any state securities laws except as set forth in Article 8 hereof. Each Buyer acknowledges that the Buyers' Shares must be held indefinitely unless a registration occurs as provided in
Article 8 hereof or an exemption from such registration is available for a transfer of the Buyers' Shares. Each Buyer understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances with respect to any secondary market for the Buyers' Shares. Each Buyer has had an opportunity to discuss the business, management and financial affairs of the Company and the terms and conditions of an investment in the Buyers' Shares with, and has had access to, the management of the Company. Each Buyer understands and acknowledges that the Company will be relying upon Buyers' representations and warranties set forth herein in offering and selling the Buyers' Shares. Each Buyer represents that the offering of the Buyers' Shares was made only through direct, personal communication between each Buyer and a representative of the Company and not through public solicitation or advertising. No Buyer has retained or consulted any "Purchaser Representative" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Each Buyer has such knowledge, experience and skill in evaluating and investing in issues of both equity and debt securities, including securities of new and speculative companies, based on actual based on actual participation in financial, investment and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in the Buyers' Shares, and has such knowledge, experience and skill in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Company and the suitability of the Buyers' Shares as an investment for itself, himself or herself. No Buyer has received, or is relying on, any representations or warranties from the Company or any other person, other than the information in writing as provided herein. Each Buyer is able to bear the economic risk of an investment in the Buyers' Shares and has adequate income independent of any income produced from an investment in the Buyers' Shares and has sufficient net worth to sustain a loss of all of its, his or her investment in the Buyers' Shares without economic hardship if such a loss should occur.

    4.4  RESTRICTIONS ON TRANSFERS; CERTAIN PERMITTED TRANSFERS.

    (a) Each Buyer agrees that it will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a "transfer") any of the Buyers' Shares, except:

         (i) a transfer made in compliance with the federal and all applicable state securities laws to a trust, the beneficiaries of which, or to a corporation, partnership or limited liability company, the stockholders, limited or general partners or equity owners of which, include only the Buyer and its "affiliates" (within the meaning of the Securities Act); PROVIDED that no transfer pursuant to subsection (a)(i) of this Section 4.4 shall be given effect on the books of the Company unless and until the transferee shall agree in writing, in form and substance satisfactory to the Company, to become, and becomes, bound by the representations and warranties and restrictions on transfer applicable to the Buyer contained in this Agreement. Each person to whom the Buyers' Shares may be transferred pursuant to this Section 4.4(a)(i) is hereinafter sometimes referred to as a "Permitted Transferee".

         (ii) a transfer to a person other than a Permitted Transferee may be made with the prior written consent of the Company, which consent shall not be unreasonably withheld, PROVIDED that (A) such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws, (B) if the Company so requests, the Company receives from the transferor an unqualified opinion of counsel that such transfer may be effected without registration under the Securities Act and any applicable state securities laws, and (C) the transferee shall agree in writing, in form and substance satisfactory to the Company, to become, and becomes, bound by the representations and warranties and restrictions on transfer applicable to the Buyer contained in this Agreement.

         (iii)   a transfer to the Company.

    (b) Each certificate evidencing the Buyers' Shares issued to Buyer or to a subsequent transferee shall include a legend in substantially the following form (in addition to any other statements or legends required by law):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN AN AGREEMENT DATED APRIL 30, 1997. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON

         WRITTEN REQUEST AND WITHOUT CHARGE. THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH CONDITIONS COMBINED WITH AND UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

    (c) Any purported transfer in violation of this Section 4.4 shall be null and void and of no force or effect.

    (d) Anything to the contrary contained in this Section 4.4 notwithstanding, no transfer to or from any Buyer or any Permitted Transferee or a person other than a Permitted Transferee shall be made or recorded on the transfer records of the Company, if as a result thereof, the Company would be required to register the Buyer Shares under the Securities Act or any applicable state securities or "blue sky' laws.

    (e) The restrictions on transfer contained in this Section 4.4 shall not apply to any transfer pursuant to an effective registration statement, or Rule 144, under the Securities Act and in compliance with all applicable state securities laws.

    4.5  CERTAIN PROCEEDINGS

    There is no pending Proceeding that has been commenced against any Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To each Buyer's Knowledge, no such Proceeding has been threatened.

    4.6  BROKERS OR FINDERS

    No Buyer has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and each Buyer will indemnify and hold NFN harmless from any such payment alleged to be due by or through a Buyer as a result of the action of any such Buyer.

    5.   CERTAIN UNDERSTANDINGS, AGREEMENTS AND
         ARRANGEMENTS BETWEEN BUYERS AND GAROFALO

    (a) Without the prior written consent of Garofalo, NFN shall not, and Buyers shall not permit NFN to:

         (i) directly or indirectly declare or pay any dividends or make any distributions in cash, property or securities upon any of its equity securities;

         (ii) directly or indirectly redeem, cancel, purchase or otherwise acquire any equity security of NFN or securities convertible into or exchangeable for any equity security of NFN (other than any redemption, cancellation, purchase or acquisition of shares of Series B Preferred Stock that may otherwise be deemed to have occurred upon conversion of the Series B Preferred Stock in accordance with its terms);

         (iii)   voluntarily liquidate or dissolve;

         (iv) make any payment (in cash or property) to, or enter into any transaction with, any stockholder of NFN or any Related Person of NFN that is not on an arms'-length basis unless such action is approved by a majority of the directors of NFN that are disinterested with respect to such transaction;

         (v) file a petition under the Federal Bankruptcy Code or any other insolvency law, or admit in writing its bankruptcy, insolvency or general inability to pay its debts;

         (vi)    alter, amend or repeal any provision of its By-laws;

         (vii) merge or consolidate with any person or entity, acquire a controlling interest in any other business (whether by stock purchase, asset purchase or otherwise), or make a disposition of its assets or an acquisition involving consideration representing 25% or more of NFN's consolidated stockholders' equity (as set forth in a consolidated balance sheet of NFN prepared in accordance with GAAP as of the end of the most recently completed calendar month prior to such disposition or acquisition), or sell or lease assets constituting all or substantially all of the assets of NFN;

         (viii) issue any shares of its capital stock or any options, warrants or rights to acquire such shares or securities convertible into or exchangeable for such shares (other than shares of Common Stock issuable upon conversion of the Series B Preferred Stock in accordance with its terms or upon conversion, exchange or exercise of any other securities of NFN convertible into or exchangeable or exercisable for shares of Common Stock, in each case in accordance with their respective terms); and

         (ix) appoint, employ, engage, change or terminate any legal, accounting or financial advisors (including, but not limited to, any underwriter or placement agent with respect to a primary or secondary offering of securities of NFN) to NFN.

    (b) Buyers and NFN shall take all action within their respective power, including but not limited to, the voting of capital stock of NFN, required to cause Garofalo to be elected chairman of the board of directors of NFN and to ensure that Garofalo and two of his designees are members of the board of directors of NFN.

    (c) Buyers understand, acknowledge and agree that, so long as Garofalo is employed by NFN, Garofalo has and shall retain, to employ in his sole discretion, day-to-day operating control of NFN.

    (d) The Company hereby grants to Garofalo and his assigns the registration rights set forth in Exhibit A hereto.

    (e) NFN and Garofalo shall take all action within their respective power required to cause the disposition of NFN's 10% equity interest in Local Fiber, L.L.C. within 90 days after the Closing Date.

    6.   INDEMNIFICATION; REMEDIES

    6.1  SURVIVAL; RIGHT TO INDEMNIFICATION NOT AFFECTED BY
         KNOWLEDGE

    All representations, warranties, covenants, and obligations in this Agreement, will survive the Closing. The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representation, warranty, covenant, and obligation.

    6.2  INDEMNIFICATION AND PAYMENT OF DAMAGES BY NFN

    NFN will indemnify and hold harmless each Buyer, and their respective Representatives, members, controlling Persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (excluding incidental and consequential damages), or expense (including costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

    (a) any material Breach of any representation or warranty made by NFN in this Agreement or in any document delivered by NFN pursuant to this Agreement including, without limitation, the Disclosure Letter;

    (b) and any material Breach by NFN of any covenant or obligation of NFN in this Agreement.

    The remedies provided in this Section 6.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Indemnified Persons, including any right of rescission granted under the Securities Act or any action under Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule l0b-5 promulgated thereunder.

    6.3  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER

    Each Buyer will indemnify and hold harmless NFN and, its Representatives, controlling persons and affiliates and will pay to NFN the amount of any Damages arising, directly or indirectly, from or in connection with (a) any material Breach of any representation or warranty made by such Buyer in this Agreement; and (b) any material Breach by Buyer of any covenant or obligation of Buyer in this Agreement.

    6.4  PROCEDURE FOR INDEMNIFICATION-THIRD PARTY CLAIMS

    (a)  Promptly after receipt by an indemnified party under Section 6.2 or
6.3 ("Indemnified Party") of notice of the commencement of any Proceeding against it, such Indemnified Party will, if a claim is to be made against an Indemnifying Party under such Section ("Indemnifying Party"), give notice to the Indemnifying Party of the commencement of such claim, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that the defense of such action is materially prejudiced by the Indemnifying Party's failure to give such notice.

    (b) If any Proceeding referred to in Section 6.4(a) is brought against an Indemnified Party and it gives notice to the Indemnifying Party of the commencement of such Proceeding, the Indemnifying Party will, unless the claim only relates to Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the Indemnifying Party is also a party to such Proceeding and the Indemnified Party determines in good faith that joint representation would be inappropriate, or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such Proceeding, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Indemnified Party under this Section 6 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnified Party in connection with the defense of such Proceeding, other than reasonable legal fees incurred by the Indemnified Party due to the Indemnifying Party's reasonable belief that the Indemnifying Party was not in fact appropriately or diligently pursuing such defense. If the Indemnifying Party assumes the defense of a Proceeding, (i) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party's consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the

Indemnified Party, and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (ii) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an Indemnifying Party of the commencement of any Proceeding and the Indemnifying Party does not, within ten days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense of such Proceeding, the Indemnifying Party will be bound by and will be liable for any and all costs and/or liabilities in connection with any determination made in such Proceeding or any action, defense, compromise or settlement effected by the Indemnified Party.

    (c) Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the Indemnifying Party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent.

    (d) NFN hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any Indemnified Person for purposes of any claim that an Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agrees that process may be served on NFN with respect to such a claim anywhere in the world.

    6.5  PROCEDURE FOR INDEMNIFICATION -- OTHER CLAIMS

    A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

    7.   DESIGNATION OF DIRECTORS

    From and after the time that the voting rights set forth in Section 6(b) of the Certificate of Designation relating to the Series B Preferred Stock shall expire, at each annual meeting of stockholders of the Corporation or at any other meeting of stockholders called for the purpose of electing members of the Board of Directors of the Corporation, Metromedia shall have the right to designate the Applicable Number (as defined below), as of the date of such meeting, of members of the Board of Directors of NFN; provided, that if at any time following an election of directors the Applicable Number shall decrease due to a decrease in the number of shares of capital stock of NFN then owned by Metromedia, then the term of office of that number of directors previously elected by Metromedia in excess of the number of directors that Metromedia would have been entitled to elect had the decreased Applicable Number been in effect on the date of such previous election, shall IPSO FACTO expire and the specific individuals whose terms so expire shall be designated by Metromedia or, failing such designation by Metromedia, by the Chairman of the Board of Directors of NFN. As used herein, the term "Applicable Number" means, as of any date,

(i) 25% of the number of members of the Board of Directors of NFN if as of such date Metromedia owns beneficially and of record shares of capital stock of NFN representing not less than 10% of the issued and outstanding voting stock of NFN, (ii) one member of the Board of Directors if as of such date Metromedia owns beneficially and of record shares of shares of capital stock of NFN representing less than 10% but not less than 5% of the issued and outstanding voting stock of NFN and (iii) no members of the Board of Directors if as of such date Metromedia owns beneficially and of record shares of capital stock of NFN representing less than 5% of the issued and outstanding voting stock of NFN.

    8.   REGISTRATION RIGHTS

    8.1  DEFINITIONS

    As used in this Article 8, the following terms have the following respective meanings:

    "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such successor federal statute.

    "HOLDERS" means the Buyers or their Permitted Assigns who are holders of Registrable Securities.

    "MAJORITY HOLDERS" means the Holders of a majority of the Registrable Securities.

    "PERMITTED ASSIGNS" means (i) any "affiliate" (as such term is defined in Rule 144 under the Securities Act) of any Holder to whom such Holder sells, transfers, assigns or otherwise disposes of Registrable Securities, (ii) any other Person to whom any Holder sells, transfers, assigns or otherwise disposes of Registrable Securities representing at least 75% of such Holder's aggregate equity interest in NFN, as constituted immediately following the Closing, and
(iii) with respect to any individual, any member of such individual's Family (as defined in the definition of "Related Person" of Section 1).

    The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "REGISTRATION" means either a "Demand Registration" or a "Piggyback Registration", as such terms are defined in this Article 8.

    "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, (ii) any shares of Common Stock owned by Holders and (iii) any Related Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (b) they shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have been otherwise transferred, new certificates evidencing them not bearing a legend restricting further transfer shall have been delivered by NFN and subsequent public distribution of them shall not, in the opinion of counsel to such Holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to such holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated based upon the number of shares of Common Stock represented by the Registrable Securities outstanding at the time such calculation is made.

    "REGISTRATION EXPENSES" means all expenses incident to NFN's performance of or compliance with Article 8 hereof, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for NFN and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of counsel to the Majority Holders.

    "RELATED REGISTRABLE SECURITIES" means any equity securities of NFN issued or issuable with respect to any of the securities identified in clauses (i) through (iii) in the definition of Registrable Securities by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization of otherwise.

    "SECURITIES ACT" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section if any, of any such successor federal statute.

    8.2     DEMAND REGISTRATION.

    8.2.1 DEMAND BY MAJORITY HOLDERS. At any time, or from time to time, the Majority Holders may demand that NFN effect the registration under the Securities Act of all or part of Holders' Registrable Securities ("Demand Notice"). Thereupon, NFN shall file a registration statement within thirty (30) days after the date of the Demand Notice and NFN shall use its best efforts to effect within (30) days after the date of such filing, the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act ("Shelf Registration") if so requested in the Demand Notice (but only if NFN is then eligible to use a Shelf Registration), of the Holders' Registrable Securities which NFN has been so requested to register by the Majority Holders to the extent requisite to permit the disposition of the Registrable Securities so to be registered. All registrations requested pursuant to this Section 8.2.1 are referred to herein as "Demand Registrations." Unless the Majority Holders consent to such inclusion, in no event shall any Demand Registration include securities other than (i) Registrable Securities,
(ii) securities owned by the Persons referred to in Section 5(d) hereof or (iii) Common Stock of Persons who hold or have rights to receive Common Stock pursuant to agreements with NFN which are in effect on the date of this Agreement and all of which are listed and described in Section 8.2.1 of the Disclosure Letter, which agreements provide for registration rights on the part of such Persons by reason of the exercise by Holders of the registration rights pursuant to this
Section 8.2.1 (the "Other Eligible Holders").  Notwithstanding anything in this
Section 8.2.1 to the contrary: (i) in no event will NFN be required to effect more than three (3) Demand Registrations in the aggregate, and never more than two (2) Demand Registrations within any six (6) month period; (ii) the Majority Holders may not issue a Demand Notice if NFN had a registration statement declared effective on behalf of the Holders pursuant to a Demand Registration within the prior six (6) months; (iii) NFN will not be obligated to effect a Demand Registration within six (6) months after the effectiveness of a registration by NFN offering its Common Stock (other than a registration on Form S-8 with respect to an employee benefit plan of NFN), unless NFN has completed the sale of not less than 80% of the offering pursuant to such registration; and
(iv) NFN shall not be required to effect a Demand Registration for Common Stock included in such registrations valued at less than $5,000,000, based upon the then current market price, or fair market value estimated by NFN's underwriter(s).

    8.2.2 REGISTRATION STATEMENT FORM. At the request of the, Majority Holders in the Demand Notice, all Demand Registrations of all or part of their Registrable Securities shall be by means of a Shelf Registration (if NFN is then eligible to use a Shelf Registration), or on Form S-1 or any similar long-form registration, or on Forms S-2 or S-3 or other comparable short form registrations, if permitted by applicable law. After an initial public offering, NFN shall use its best efforts to qualify for use of short-form registrations. If NFN files a Shelf Registration, it shall use its best efforts to keep the Shelf Registration continuously effective until such time as all of the Registrable Securities shall cease to be Registrable Securities.

    8.2.3 EFFECTIVE REGISTRATION STATEMENT. A Demand Registration shall not be deemed to have been effected until such time as a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement and all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, except as otherwise provided in this Section 8.2 with respect to a Shelf Registration.

    8.3 PIGGYBACK REGISTRATIONS. Each time NFN proposes to file a registration statement to register any of its equity securities under the Securities Act (except for registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 8.3. Upon the written request of the Majority Holders (which request shall specify the amount of Registrable Securities intended to be disposed of by each Holder) at the earliest possible date and in any event within 30 days after the receipt of any such notice, NFN will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which NFN has been so requested to register by the Holders. No registration filed or effected under this Section 8.3 ("Piggyback Registration") shall relieve NFN of its obligation to effect any Demand Registration. In the case of any Piggyback Registration to be filed or effected pursuant to this Section 8.3 in connection with a Demand Registration initiated by Garofalo or Finkelstein (or their respective Permitted Assigns) pursuant to Exhibit A attached to this Agreement or Finkelstein's Executive Employment Agreement, respectively, the amount of Registrable Securities to be included in such Piggyback Registration shall not, without the prior written consent of the Person initiating such registration, exceed 10 % of the Holders' total equity interest in NFN as of the filing date of such Piggyback Registration. Notwithstanding anything in this Section 8.3 to the contrary, if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the Company's underwriter or underwriters advise the Company in writing that the number of shares of Common Stock to be included in such registration by the Company and the Holders exceeds the number of shares of Common Stock which in the estimation of such underwriter or underwriters can reasonably be expected to be sold in such offering, then the Company shall include in such registration
(i) first, the Common Stock which the Company proposes to sell, and (ii) second, if additional shares of Common Stock can be included in such registration in the estimation of the Company's underwriter or underwriters, then the shares of Common Stock which were requested by the Holders (and the Other Eligible Holders, if any), on a pro rata basis with respect to each such Holder (and Other Eligible Holder) based upon its respective ownership percentage of shares of Common Stock to be included in such registration by all of the shares of Common Stock to be included in such registration by all Holders (and Other Eligible Holders).

    8.4     REGISTRATION UNDER SECURITIES ACT, ETC.

    8.4.1 REGISTRATION EXPENSES. NFN shall pay all Registration Expenses in connection with any Registration, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration.

    8.4.2 REGISTRATION PROCEDURES. In connection with any registration statement filed pursuant to this Article 8 NFN will:

         (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be required by such form or by the instructions applicable to such form or by the Securities Act or as reasonably requested by the Majority Holders or as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of;

         (ii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request;

         (iii) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers; provided that nothing herein shall require NFN to submit to general service of process in any such jurisdiction;

         (iv) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to NFN and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to dispose of such Registrable Securities;

         (v) use its best efforts to furnish at the effective date of such registration statement and the date of the closing of the sale of the Registrable Securities (whether or not such sale is underwritten), to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of (x) an opinion of counsel for NFN, dated the effective date of such registration statement (or such date of sale, as applicable) and (y) a "comfort" letter signed by the independent public accountants who have certified the financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Securities covered by such registration statement, or the underwriters, may reasonably request;

         (vi) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading, in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as amended or supplemented, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (vii) otherwise use its best efforts to comply with all applicable miles and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each holder of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus; and

         (viii) use its best efforts to have approved for listing, on the date such Registration becomes effective, subject to official notice of issuance, the Common Stock being registered pursuant to the Registration on a national securities exchange on which shares of Common Stock are already listed, or if not listed, then on a national securities exchange unless the Common Stock is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

    8.4.3 REQUESTS FOR INFORMATION. NFN may (i) require each Holder of Registrable Securities as to which any Registration is being effected to furnish NFN such information regarding such Holder and the intended method of distribution of such securities as NFN may from time to time reasonably request in writing and (ii) require each seller of

Registrable Securities to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.


    8.4.4 DISCONTINUATION OF DISPOSITION. Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from NFN of the happening of any event of the kind described in subdivision (vi) of
Section 8.4.2, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of Section 8.4.2 and, if so directed by NFN, will deliver to NFN (at NFN's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

    8.4.5 UNDERWRITTEN OFFERINGS. If the Majority Holders so elect for a Demand Registration, the offering shall be an underwritten offering with an underwriter or underwriters selected by the Majority Holders. If the offering is other than pursuant to a Demand Registration, NFN and the Majority Holders will mutually agree as to the selection of an underwriter or underwriters. If requested by the underwriter(s) for any underwritten offering by Holders of Registrable Securities pursuant to a Registration, NFN will enter into an underwriting agreement with such underwriter(s) for such offering, such agreement to be reasonably satisfactory in substance and form to Holders and the underwriter(s) and to contain such representations and warranties by NFN and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities. The Holders of the Registrable Securities proposed to be sold by such underwriter(s) will reasonably cooperate with NFN in the negotiation of the underwriting agreement and will enter into custody agreements and execute powers of attorney as reasonably required by such underwriter or underwriters. Such Holders of Registrable Securities to be sold by such underwriters may be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, NFN to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with NFN other than representations, warranties or agreements regarding such Holder's intended method of distribution or any other representations required by applicable law.

    8.4.6 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of a Registration, NFN (i) shall give the Majority Holders, the underwriter(s), and counsel designated by the Majority Holders the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) shall give each of them such reasonable access to its books and records and such opportunities to discuss the business of NFN with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Majority Holders and such underwriters or such counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act and (iii) shall promptly notify the Majority Holders and its counsel of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

    8.4.7 HOLDBACK; PRIORITY ON REGISTRATIONS. Notwithstanding any provision to the contrary contained in Article 8 hereof, if a Registration is an underwritten offering, and the underwriter or underwriter(s) advise NFN in writing that the number of Registrable Shares requested (and permitted hereby) to be included in such Registration by the Holders exceeds the number of shares of Common Stock which in the reasonable and good faith determination of the underwriter(s) can reasonably be expected to be sold in such offering, then NFN will include in such Registration the Registrable Shares which the Holders propose to sell pursuant to such Registration on a pro rata basis, with respect to each such Holder (and each of the Other Eligible Holders, if any), based upon its respective percentage ownership of the aggregate number of shares of Common Stock to be included in such Registration by all shareholders of NFN participating in such Registration.

    8.4.8 LOCK-UP. In the event that NFN delivers to the Holders a written Notice (the "Lock-up Notice") stating that such notice is being delivered pursuant to this Section 8.4.8 and that NFN intends to do a primary or secondary offering of its equity securities (the "Offering"), then the Holders shall not sell any Registrable Securities in a public offering until the earlier of (i) the expiration of such period as may be requested by the underwriters; (ii) 180 days after the effective date of the applicable registration statement; and
(iii) the date upon which the Offering is terminated without having been consummated. In no event may NFN deliver a Lock-up Notice if it has previously delivered a Lock-up Notice within the preceding one year period.

    8.5     INDEMNIFICATION.

    8.5.1 INDEMNIFICATION BY NFN. NFN will, and hereby does, indemnify and hold harmless, each Holder and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or any such director, officer, partner, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and NFN will reimburse such seller or underwriter and each such director, officer, partner, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, that NFN shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to NFN for use therein by or on behalf of such Holder or underwriter, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, employee, affiliate, partner or controlling Person and shall survive the transfer of such securities by such Holder.

    8.5.2 INDEMNIFICATION BY THE HOLDERS. As a condition to including any Registrable Securities in a Registration, NFN shall have received an undertaking satisfactory to it from the Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8.5.1) NFN, and each director of NFN, each officer of NFN and each other Person who controls NFN within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from a prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to NFN for use therein; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 8.5.2 shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of NFN or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

    8.5.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party or notice of the commencement of any action or proceeding involving a claim referred to in the preceding subparagraphs of this Section 8.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this Section 8.5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnified party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party for any legal or other expenses subsequently incurred by a letter in connection with the defense thereof other than reasonable costs of investigation; provided however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists or may exist a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

    8.5.4   CONTRIBUTION.  If the indemnification provided for in this Section
8.5 shall for any reason be held by a court to be unavailable to an indemnified party under Sections 8.5.1 or 8.5.2 hereof in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Sections 8.5.1 or 8.5.2 hereof, the indemnified party and the indemnifying party under Sections 8.5.1 or 8.5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of NFN and the Holders covered by the Registration which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by NFN and such Holders from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Holder's obligations to contribute as provided in this Section 8.5.4 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

    8.5.5 OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subsections of this Section 8.5 (with appropriate modifications) shall be given by NFN and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

    8.5.6 INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 8.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

    8.6 RULE 144 AND RULE 144A. NFN shall take all actions reasonably necessary (including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act) to enable Holders to sell Registrable Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder, NFN will deliver to such Holder a written statement as to whether it has complied with such requirements.

    8.7 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to NFN, be treated as the Holder for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities so elects, may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

    9.      GENERAL PROVISIONS

    9.1     EXPENSES

    Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives and accountants.

    9.2     PUBLIC ANNOUNCEMENTS

    Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as both parties mutually agree.

    9.3     CONFIDENTIALITY

    Prior to the Closing Date, Buyers and NFN will maintain in confidence, and will cause the directors, officers, members, employees, agents, and advisors of Buyer and the Companies to maintain in confidence, any written, oral, or other information obtained in confidence from another party or a Company in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

    If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

    9.4     NOTICES

    All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier members set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

    NFN:    National Fiber Network, Inc.
            60 Hudson Street
            New York, New York 10013
            Attention: Stephen Garofalo
            Facsimile No.: (212) 566-1777

            with a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            919 Third Avenue
            New York, New York 10022
            Attention: Phyllis G. Korff, Esq. and Gregory A. Fernicola, Esq. Facsimile No.: (212) 735-2000

Metromedia: Metromedia Company
            One Meadowlands Plaza
            East Rutherford, NJ 07073
            Attn:  General Counsel
            Facsimile No. (201) 531-2803

Subotnick:  Stuart Subotnick
            c/o Metromedia Company
            215 East 67th Street
            New York, New York 10021
            Facsimile No. (212) 606-4337

Wadler:     Arnold Wadler
            85 School Road East
            Marlboro, New Jersey 07746
            Facsimile No. (908) 409-6014

Kessel:     Silvia Kessel
            c/o Metromedia Company
            215 East 67th Street
            New York, New York 10021
            Facsimile No. (212) 606-4337

Garofalo:   Stephen Garofalo
            10 Redground Road
            Old Westbury, New York 11568
            Facsimile No. (516) 626-9184

            with a copy to:

            Silverman, Collura & Chemis, P.C.
            381 Park Avenue South
            New York, New York 10016
            Facsimile No. (212) 779-8858

    9.5     JURISDICTION; SERVICE OF PROCESS

    Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

    9.6     FURTHER ASSURANCES

    The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

    9.7     WAIVER

    The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

    9.8     ENTIRE AGREEMENT AND MODIFICATION

    This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

    9.9     ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

    Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

    9.10    SEVERABILITY

    If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

    9.11    SECTION HEADINGS, CONSTRUCTION

    The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Unless otherwise expressly provided, the word "including' shall mean "including, without limitation" and does not limit the preceding words or terms.

    9.12    GOVERNING LAW

    THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    9.13    COUNTERPARTS

    This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together. will be deemed to constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above by their respective representatives thereunto duly authorized.


METROMEDIA COMPANY                          NATIONAL FIBER NETWORK, INC.


By: _________________________               By: ___________________________
    Stuart Subotnick                             Stephen Garofalo
    Executive Vice President                     Chief Executive Officer


_____________________________               ___________________________
Stuart Subotnick                            Arnold Wadler


_____________________________               ___________________________
Silvia Kessel                               Stephen A. Garofalo

    IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above by their respective representatives thereunto duly authorized.

METROMEDIA COMPANY                          NATIONAL FIBER NETWORK, INC.


By: _________________________               By: ___________________________
    Stuart Subotnick                             Stephen Garofalo
    Executive Vice President                     Chief Executive Officer


_____________________________               ___________________________
Stuart Subotnick                            Arnold Wadler


_____________________________               ___________________________
Silvia Kessel                               Stephen A. Garofalo

                                      EXHIBIT A

                           REGISTRATION RIGHTS OF GAROFALO



    1. DEFINITIONS. As used in this Exhibit A, the following terms shall have the following respective meanings:

    "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such successor federal statute.

    "HOLDERS" means Garofalo or his Permitted Assigns who are holders of Registrable Securities.

    "MAJORITY HOLDERS" means the Holders of a majority of the Registrable Securities.

    "PERMITTED ASSIGNS" means (i) any "affiliate" (as such term is defined in Rule 144 under the Securities Act) of any Holder to whom such Holder sells, transfers, assigns or otherwise disposes of Registrable Securities, (ii) any other Person to whom any Holder sells, transfers, assigns or otherwise disposes of Registrable Securities representing at least 75% of such Holder's aggregate equity interest in NFN, as constituted immediately following the Closing, and
(iii) with respect to any individual, any member of such individual's Family (as defined in the definition of "Related Person" in Section 1 of the Agreement to which this Exhibit A is attached).

    The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "REGISTRATION" means either a "Demand Registration" or a "Piggyback Registration", as such terms are defined in this Exhibit A.

    "REGISTRABLE SECURITIES" means (i) any shares of Common Stock owned by Holders and (ii) any Related Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (b) they shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have been otherwise transferred, new certificates evidencing them not bearing a legend restricting further transfer shall have been delivered by NFN and subsequent public distribution of them shall not, in the opinion of counsel to such Holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to such holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated based upon the number of shares of Common Stock represented by the Registrable Securities outstanding at the time such calculation is made.

    "REGISTRATION EXPENSES" means all expenses incident to NFN's performance of or with this Exhibit A, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for NFN and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of counsel to the designated Holders.

    "RELATED REGISTRABLE SECURITIES" means any equity securities of NFN issued or issuable with respect to any of the securities identified in clauses (i) or
(ii) in the definition of Registrable Securities by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization of otherwise.

    "SECURITIES ACT" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section if any, of any such successor federal statute.

    All other initially capitalized terms used but not otherwise defined in this Exhibit A shall have the respective meanings ascribed to such terms in the Agreement to which this Exhibit A is attached.

    2.      DEMAND REGISTRATION.

    2.1 DEMAND BY MAJORITY HOLDERS. At any time, or from time to time, the Majority Holders may demand that NFN effect the registration under the Securities Act of all or part of Holders' Registrable Securities ("Demand Notice"). Thereupon, NFN shall file a registration statement within (30) days after the date of the Demand Notice and NFN shall use its best efforts to effect within (30) days after the date of such filing, the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act ("Shelf Registration") if so requested in the Demand

Notice (but only if NFN is then eligible to use a Shelf Registration), of the Holders' Registrable Securities which NFN has been so requested to register by the Majority Holders to the extent requisite to permit the disposition of the Registrable Securities so to be registered. All registrations requested pursuant to this Section 2.1 are referred to herein as "Demand Registrations." Unless the Majority Holders consent to such inclusion, in no event shall any Demand Registration include securities other than (i) Registrable Securities,
(ii) securities owned by the Persons entitled to registration rights pursuant to
Section 8 of the Agreement to which this Exhibit A is attached and (iii) Common Stock of Persons who hold or have rights to receive Common Stock pursuant to any agreements with NFN which are in effect on the date of this Agreement and all of which are listed and described in Section 2.1 of the Disclosure Letter, which agreements provide for registration rights on the part of such Persons by reason of the exercise by Holders of the registration rights pursuant to this Section
2.1 (the "Other Eligible Holders").  Notwithstanding anything in this Section
2.1 to the contrary: (i) in no event will NFN be required to effect more than three (3) Demand Registrations in the aggregate, and never more than two (2) Demand Registrations within any six (6) month period; (ii) the Majority Holders may not issue a Demand Notice if NFN had a registration statement declared effective on behalf of the Holders pursuant to a Demand Registration within the prior six (6) months; (iii) NFN will not be obligated to effect a Demand Registration within six (6) months after the effectiveness of a registration by NFN offering its Common Stock (other than a registration on Form S-8 with respect to an employee benefit plan of NFN), unless NFN has completed the sale of not less than 80% of the offering pursuant to such registration; and (iv) NFN shall not be required to effect a Demand Registration for Common Stock included in such registrations valued at less than $5,000,000, based upon the then current market price, or fair market value estimated by NFN's underwriter(s).

    2.2 REGISTRATION STATEMENT FORM. At the request of the Majority Holders in the Demand Notice, all Demand Registrations of all or part of their Registrable Securities shall be by means of a Shelf Registration (if NFN is then eligible to use a Shelf Registration), or on Form S-1 or any similar long-form registration, or on Forms S-2 or S-3 or other comparable short form registrations, if permitted by applicable law. After an initial public offering, NFN's shall use its best efforts to qualify for use of short-form registrations. If NFN files a Shelf Registration, it shall use its best efforts to keep the Shelf Registration continuously effective until such time as all of the Registrable Securities shall cease to be Registrable Securities.

    2.3 EFFECTIVE REGISTRATION STATEMENT. A Demand Registration shall not be deemed to have been effected until such time as a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement and all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, except as otherwise provided in this Section 2 with respect to a Shelf Registration.

    3. PIGGYBACK REGISTRATIONS. Each time NFN proposes to file a registration statement to register any of its equity securities under the Securities Act (except for registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 3. Upon the written request of the Majority Holders (which request shall specify the amount of Registrable Securities intended to be disposed of by each Holder) at the earliest possible date and in any event within 30 days after the receipt of any such notice, NFN will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which NFN has been so requested to register by the Holders. No registration filed or effected under this Section 3 ("Piggyback Registration") shall relieve NFN of its obligation to effect any Demand Registration. In the case of any Piggyback Registration to be filed or effected pursuant to this Section 3 in connection with a Demand Registration initiated by the Buyers (or their Permitted Assigns) pursuant to Section 8.3 of the Agreement to which this Exhibit A is attached, the amount of Registrable Securities to be included in such Piggyback Registration shall not, without the prior written consent of the Person initiating such registration, exceed 10% of the Holders' total equity interest in NFN as of the filing date of such Piggyback Registration. Notwithstanding anything in this Section 3 to the contrary, if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the Company's underwriter or underwriters advise the Company in writing that the number of shares of Common Stock to be included in such registration by the Company and the Holders exceeds the number of shares of Common Stock which in the estimation of such underwriter or underwriters can reasonably be expected to be sold in such offering, then the Company shall include in such registration (i) first, the Common Stock which the Company proposes to sell, and (ii) second, if additional shares of Common Stock can be included in such registration in the estimation of the Company's underwriter or underwriters, then the shares of Common Stock which were requested by the Holders (and the Other Eligible Holders, if any), on a pro rata basis with respect to each such Holder (and Other Eligible Holder) based upon its respective ownership percentage of shares of Common Stock to be included in such registration by all of the shares of Common Stock to be included in such registration by all Holders (and Other Eligible Holders).

    4.   REGISTRATION UNDER SECURITIES ACT, ETC.

    4.1 REGISTRATION EXPENSES. NFN shall pay all Registration Expenses in connection with any Registration, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration.

    4.2 REGISTRATION PROCEDURES. In connection with any registration statement filed pursuant to this Exhibit A NFN will:

         (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be required by such form or by the instructions applicable to such form or by the Securities Act or as reasonably requested by the Majority Holders or as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of;

         (ii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request;

         (iii) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers; provided that nothing herein shall require NFN to submit to general service of process in any such jurisdiction;

         (iv) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to NFN and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to dispose of such Registrable Securities;

         (v) use its best efforts to furnish at the effective date of such registration statement and the date of the closing of the sale of the Registrable Securities (whether or not such sale is underwritten), to each seller of Registrable Securities and each such seller's underwriters, if any, a signed counterpart of (x) an opinion of counsel for NFN, dated the effective date of such registration statement (or such date of sale, as applicable) and
(y) a "comfort" letter signed by the independent public accountants who have certified the financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Securities covered by such registration statement, or the underwriters, may reasonably request;

         (vi) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading, in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as amended or supplemented, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each holder of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus; and

         (viii) use its best efforts to have approved for listing, on the date such Registration becomes effective, subject to official notice of issuance, the Common Stock being registered pursuant to the Registration on a national securities exchange on which shares of Common Stock are already listed, or if not listed, then on a national securities exchange unless the Common Stock is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

    4.3 REQUESTS FOR INFORMATION. NFN may (i) require each Holder of Registrable Securities as to which any Registration is being effected to furnish NFN such information regarding such Holder and the intended method of distribution of such securities as NFN may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.

    4.4 DISCONTINUATION OF DISPOSITION. Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from NFN of the happening of any event of the kind described in subdivision (vi) of Section 4.2, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vi) of Section 4.2 and, if so directed by NFN, will deliver to NFN (at NFN's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

    4.5 UNDERWRITTEN OFFERINGS. If the Majority Holders so elect for a Demand Registration, the offering shall be an underwritten offering with an underwriter or underwriters selected by the Majority Holders. If the offering is other than pursuant to a Demand Registration, NFN and the Majority Holders will mutually agree as to the selection of an underwriter or underwriters. If requested by the underwriter(s) for any underwritten offering by Holders of Registrable Securities pursuant to a Registration, NFN will enter into an underwriting agreement with such underwriter(s) for such offering, such agreement to be reasonably satisfactory in substance and form to Holders and the underwriter(s) and to contain such representations and warranties by NFN and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities. The Holders of the Registrable Securities proposed to be sold by such underwriter(s) will reasonably cooperate with NFN in the negotiation of the underwriting agreement and will enter into custody agreements and execute powers of attorney as reasonably required by such underwriter or underwriters. Such Holders of Registrable Securities to be sold by such underwriters may be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, NFN to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such precedent to the obligations of such Holders. Any such Holder is not be required to make any representations or warranties to or agreements with NFN other than representations, warranties or agreements regarding such Holder's intended method of distribution or any other representations required by applicable law.

    4.6 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of a Registration, NFN (i) shall give the Majority Holders, the underwriter(s), and counsel designated by the Majority Holders the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) shall give each of them such reasonable access to its books and records and such opportunities to discuss the business of NFN with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Majority Holders and such underwriters or such counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act and
(iii) shall promptly notify the Majority Holders and its counsel of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

    4.7 HOLDBACK; PRIORITY ON REGISTRATIONS. Notwithstanding any provision to the contrary contained in this Exhibit A, if a Registration is an underwritten offering, and the underwriter or underwriter(s) advise NFN in writing that the number of Registrable Shares requested (and permitted hereby) to be included in such Registration by the Holders exceeds the number of shares of Common Stock which in the reasonable and good faith determination of the underwriter(s) can reasonably be expected to be sold in such offering, then NFN will include in such Registration the Registrable Shares which the Holders propose to sell pursuant to such Registration on a pro rata basis, with respect to each such Holder (and each of the Other Eligible Holders, if any), based upon its respective percentage ownership of the aggregate number of shares of Common Stock to be included in such Registration by all shareholders of NFN participating in such Registration.

    4.8 LOCK-UP. In the event that NFN delivers to the Holders a written Notice (the "Lock-up Notice") stating that such notice is being delivered pursuant to this Section 4.8 and that NFN intends to do a primary or secondary offering of its equity securities (the "Offering"), then the Holders shall not sell any Registrable Securities in a public offering until the earlier of (i) the expiration of such period as may be requested by the underwriters; (ii) 180 days after the effective date of the applicable registration statement; and
(iii) the date upon which the Offering is terminated without having been consummated. In no event may NFN deliver a Lock-up Notice if it has previously delivered a Lock-up Notice within the preceding one year period.

    5.   INDEMNIFICATION.

    5.1 INDEMNIFICATION BY NFN. NFN will, and hereby does, indemnify and hold harmless, each Holder and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or any such director, officer, partner, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and NFN will reimburse such seller or underwriter and each such director, officer, partner, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, that NFN shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information held to NFN for use therein by or on behalf of such Holder or underwriter, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, employee, affiliate, partner or controlling Person and shall survive the transfer of such securities by such Holder.

    5.2 INDEMNIFICATION BY THE HOLDERS. As a condition to including any Registrable Securities in a Registration, NFN shall have received an undertaking satisfactory to it from the Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) NFN, and each director of NFN, each officer of NFN and each other Person who controls NFN within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from a prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to NFN for use therein; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 5.2. shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of NFN or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

    5.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party or notice of the commencement of any action or proceeding involving a claim referred to in the preceding subparagraphs of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein stall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnified party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party for any legal or other expenses subsequently incurred by a letter in connection with the defense thereof other than reasonable costs of investigation; provided however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists or may exist a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the Indemnification party.

    5.4 CONTRIBUTION. If the indemnification provided for in this Section 5 shall for any reason be held by a court to be unavailable to an indemnified party under Sections 5.1 or 5.2 hereof in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Sections 5.1 or 5.2 hereof, the indemnified party and the indemnifying party under Sections 5.1 or 5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of NFN and the Holders covered by the Registration which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by NFN and such Holders from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Holder's obligations to contribute as provided in this Section 5.4 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

    5.5 OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subsections of this Section 5 (with appropriate modifications) shall be given by NFN and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

    5.6 INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

    6. RULE 144 AND RULE 144A. NFN shall take all actions reasonably necessary (including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act) to enable Holders to sell Registrable Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder, NFN will deliver to such Holder a written statement as to whether it has complied with such requirements.

    7. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to NFN, be treated as the Holder for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities so elects, may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                                   Schedule 2.3(a)



                                       April 30, 1997



Metromedia Company
Stuart Subotnick
Arnold Wadler
Silvia Kessel
c/o Metromedia Company
One Meadowlands Plaza
East Rutherford, New Jersey  07073

Ladies and Gentlemen:

    We are counsel to National Fiber Network, Inc. (a Delaware corporation) (referred to herein as the "Company") in connection with the sale to you of an aggregate of 8,403.325 shares the "Shares") of the Company's Series B Convertible Preferred Stock, $.01 par value, pursuant to the terms of an agreement dated as of the date hereof (the "Agreement"). All capitalized terms used, but not defined in this letter shall have the meanings set forth in the Agreement.

    We are of the opinion that:

         1. The Company is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware, with perpetual corporate existence, is duly licensed or qualified to do business and in good standing in each state in which the conduct of its business requires such licensing or qualification, and has the corporate power and authority and governmental licenses to own its properties and to transact the business in which it is engaged or presently proposes to engage, and having a principal place of business at 110 E. 42nd Street, New York, New York 10017.

         2. The authorized capital stock of the Company consists of 62,000,000 shares of which 60,000,000 shares are designated as common stock, par value $.01 per share ("Common Stock") and 2,000,000 shares are designated as preferred stock par value, $.01 per share ("Preferred Stock").

         3. All of the outstanding shares of capital stock of National Fiber Network, of New Jersey, Inc., a New Jersey corporation (the "Subsidiary"), are owned of record and, to our knowledge, beneficially by the Borrower, free and clear, to our knowledge, of all liens, claims, limitations on voting rights, options, security interests and

Metromedia Company
April 30, 1997
Page 2


other encumbrances and are duly authorized, validly issued fully paid and nonassessable, and have not been issued in violation of any preemptive rights.

         4. The Company has the corporate power to execute, deliver and carry out the terms and provisions of the Agreement and has duly taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of the Agreement.

         5. The Agreement has been duly and validly executed and delivered by the Company and constitutes valid and binding obligations of the Company as applicable, enforceable in accordance with their respective terms, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, and except that the remedy of specific enforcement may not be available in all cases.

         6. To our knowledge, after due inquiry there is no suit, action or proceeding pending or threatened against or affecting the Company in any court, or by any administrative agency or governmental authority which brings into question the validity of any of the transactions contemplated by the Agreement.

         7. The execution and delivery of the Agreement, the consummation of the transactions contemplated thereby (subject to the conditions provided therein) and compliance by the Company with any of the provisions thereof will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which either the Company is a party or by which it is bound of which we are aware, (iii) any New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion), or (iv) any judgment, writ, injunctions, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware. Notwithstanding the foregoing, we express no opinion concerning Section 6B of the Company's Certificate of Designation dated April 29, 1997 as the same relates to the Franchise Agreement.

                                       April 30, 1997



Metromedia Company
Ms. Silvia Kessel
Mr. Stuart Subotnick
Mr. Arnold Wadler
c/o Metromedia Company
One Meadowlands Plaza
East Rutherford, New Jersey  07073

Ladies and Gentlemen:

         We have acted as special counsel to National Fiber Network, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company to Metromedia Company, Stuart Subotnick, Arnold Wadler and Silvia Kessel (collectively, the "Buyers") of an aggregate of 8,403.325 shares (the "Shares") of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), pursuant to an Agreement dated as of April 30, 1997 among the Company, the Buyers and Stephen A. Garofalo (the "Agreement").

         This opinion is being furnished pursuant to Section 2.3(a)(ii) of the Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) an executed copy of the Agreement; (ii) the Amended and Restated Certificate of Incorporation of the Company, as currently in effect (including the Certificate of Amendment thereof filed with the Secretary of State of the State of Delaware (the "Secretary of State") on April 28, 1997); (iii) the Certificate of Designation relating to the Series B Preferred Stock (the "Certificate of Designation") filed with the Secretary of State on April 29, 1997; (iv) the Bylaws of the Company, as currently in effect; (v) the certificates representing the Shares;
(vi) the Officers' Certificate dated the date hereof, a copy of which is attached hereto (the "Officers' Certificate"); and (vii) certain resolutions of the Board of Directors of the Company relating to, among other things, the issuance and sale of the Shares and related matters. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as

Metromedia Company
Ms. Silvia Kessel
Mr. Stuart Subotnick
Mr. Arnold Wadler
April 30, 1997
Page 2


originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed by parties other than the Company, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and that such documents constitute valid and binding obligations of such parties. As to any facts material to the opinions expressed herein which we did not independently establish or verify, we have relied, without independent investigation, upon certificates (including the Officers' Certificate), statements and representations of officers and other representatives of the Company and others.

Metromedia Company
Ms. Silvia Kessel
Mr. Stuart Subotnick
Mr. Arnold Wadler
April 30, 1997
Page 3


         Members of our firm are admitted to the bar in the State of New York, and we express no opinion as to the laws of any jurisdiction other than the General Corporation Law of the State of Delaware.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. When delivered to and paid for by the Buyers in accordance with the terms of the Agreement, the Shares will be validly issued, fully paid and non-assessable.

         2.   The Shares will be convertible into shares of the Company's
Common Stock in accordance with the terms of the Certificate of Designation.
The shares of Common Stock initially issuable upon conversion of the Shares (the "Conversion Shares") have been duly authorized and reserved for issuance by the Company upon such conversion and, if and when issued upon such conversion in accordance with the Certificate of Designation, such Conversion Shares will be validly issued, fully paid and non-assessable.

         This opinion is being furnished to you solely for your benefit in connection with the closing under the Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our express prior written consent.


                             Very truly yours,

                                       FORM OF
                                MODIFICATION AGREEMENT


         Agreement (the "Modification Agreement"), dated September __, 1997 by and among METROMEDIA COMPANY, a Delaware general partnership with offices at One Meadowlands Plaza, East Rutherford, New Jersey 07073 ("Metromedia"); STUART SUBOTNICK, residing at 425 East 58th Street, New York, New York 10022 ("Subotnick"); ARNOLD L. WADLER, residing at 55 School Road East, Marlboro, New Jersey 07746 ("Wadler"); SILVIA KESSEL, residing at 160 West 66th Street, New York, New York 10023 ("Kessel"); STEPHEN A. GAROFALO, residing at 10 Red Ground Road, Old Westbury, New York 11568 ("Garofalo"); and METROMEDIA FIBER NETWORK, INC. (f/k/a NATIONAL FIBER NETWORK, INC. ("NFN")), a Delaware corporation with offices at 110 East 42nd Street, Suite 1502, New York, New York 10017 ("MFN").

         WHEREAS, Metromedia, Subotnick, Wadler, Kessel (each a "Buyer" and collectively "Buyers"), Garofalo and MFN entered into an Agreement made as of April 30, 1997 (the "Existing Agreement") pursuant to which the Buyers purchased, and MFN sold to the Buyers, the Buyers' Shares (as such term is defined in the Existing Agreement) for the consideration and other terms set forth in the Existing Agreement and Metromedia, MFN and Garofalo entered into certain agreements and arrangements in connection with the purchase of the Buyers' Shares;

         WHEREAS, MFN has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission to register shares of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common Stock") under the Securities Act of 1933, as amended (the "Offering");

         WHEREAS, it is contemplated that simultaneously with the acceleration of the effectiveness of the Registration Statement by the United States Securities and Exchange Commission (the "SEC") the Company intends to adopt and file with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation, substantially in the form of Exhibit A hereto (the "Restated Certificate of Incorporation") that will provide for the Company's existing Common Stock, par value $.01 per share (the "Common Stock") to be reclassified into Class A Common Stock and the existing Series B Convertible Preferred Stock, par value $.01 per share that will also be reclassified into Class B Common, par value $.01 per share (the "Class B Common Stock") (together the "Reclassifications");

         WHEREAS, it is contemplated that immediately following the Reclassifications, the Company will declare a reverse stock split whereby each share of outstanding Class A Common Stock and Class B Common Stock will be converted into a currently unknown number of shares of Class A Common Stock and Class B Common Stock, respectively (the "Reverse Stock Split"); and

         WHEREAS, the Buyers, Garofalo and MFN wish to set forth their agreement to approve the Restated Certificate of Incorporation and the Reverse Stock Split in order to facilitate the Offering and to modify certain provisions of the Existing Agreement as set forth in this Modification Agreement (the Existing Agreement, as modified by this Modification Agreement is hereinafter referred to as the "Agreement");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the Buyers, Garofalo and MFN hereby agree as follows:

                                      Article I

                        MODIFICATION OF THE EXISTING AGREEMENT

         3. MODIFICATIONS AND AMENDMENTS. Notwithstanding anything to the contrary contained in the Existing Agreement, as of the date of the declaration by the SEC of the effectiveness of the Registration Statement (the "Effective Date") the Existing Agreement is hereby modified and amended as set forth below. All terms used in this Modification Agreement shall have the same definitions as set forth in the Existing Agreement unless otherwise indicated herein.

              3.1 AMENDMENTS TO PARAGRAPH 4.4 OF THE EXISTING AGREEMENT. Paragraph 4.4 of the Existing Agreement is hereby replaced in its entirety with the following:

                   4.4 INTENTIONALLY OMITTED.

              3.2 AMENDMENTS OF PARAGRAPH 5 OF THE EXISTING AGREEMENT. Paragraph 5 of the Existing Agreement is hereby amended as follows:

              1. Paragraph 5(a) is hereby replaced in its entirety with the following:

                   5(a).  INTENTIONALLY OMITTED.

              2. Paragraph 5(b) is hereby replaced in its entirety with the following:

                   5(b).  INTENTIONALLY OMITTED.

              3. Paragraph 5(c) is hereby replaced in its entirety with the following:

                   5(c).  INTENTIONALLY OMITTED.

              3.3 AMENDMENT OF PARAGRAPH 7 OF THE EXISTING AGREEMENT. Paragraph 7 of the Existing Agreement is deleted in its entirety.

              3.4 AMENDMENT OF PARAGRAPH 8 OF THE EXISTING AGREEMENT. Paragraph 8.1 is amended by replacing the definition of "MAJORITY HOLDERS" with the following: "MAJORITY HOLDERS means the majority of holders of the Registrable Securities."

                                      Article II

                         AGREEMENT REGARDING VOTING OF SHARES


              2.1 AGREEMENT TO VOTE SHARES. The Buyers and Garofalo covenant and agree that, to the extent applicable, they shall take all action within their respective power, including but not limited to, voting favorably as a director and voting favorably any and all shares held by them, whether beneficially or by record ownership, of Series B Preferred Stock, Common Stock and Class A Common Stock to effect the following:

                   1. the Restated Certificate of Incorporation including the Reclassifications;

                   2.   the Reverse Stock Split;

              2.2  CONSENTS OF STOCKHOLDERS.  To the extent permissible by
Section 228(a) of the Delaware General Corporate Law (the "DGCL") and any other section of the DGCL, the Buyers and Garofalo shall comply with the requirements of paragraph 2.1 herein by preparing, signing and delivering to MFN one or more written consents of stockholder(s) to action taken without a meeting voting in favor of the items in paragraph 2.1 herein.

              2.3 FURTHER ASSURANCES. The Buyers and Garofalo agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other documents, and (c) to do such other acts and things, all as the other party may reasonably request, for the purpose of carrying out the intent of this Article II and the documents referred to in this Article II.

                                     Article III

                                  GENERAL PROVISIONS


              3.1 HEADINGS. The various headings of this Modification Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Modification Agreement or any provisions hereof.

              3.2 EXECUTION IN COUNTERPARTS, ETC. This Modification Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

              3.3 LIMITATION. Except as amended or modified by this Modification Agreement, all of the terms, covenants and conditions contained in the Existing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

              3.4 SUCCESSORS AND ASSIGNS. This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.



METROMEDIA COMPANY                     METROMEDIA FIBER NETWORK,
                                         INC.


By:  ________________________          By:  ____________________________
    Stuart Subotnick                        Stephen A. Garofalo
    Executive Vice President                Chief Executive Officer



____________________________           _______________________________
    Stuart Subotnick                        Arnold L. Wadler



____________________________           ________________________________
    Silvia Kessel                           Stephen A. Garofalo